                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.


                                       CHARLES E. ROBINSON
                                       --------------------------
                                       Charles E. Robinson

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.


                                       JAMES H. HUESGEN
                                       --------------------------
                                       James H. Huesgen

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.

                                       DONALD A. BLOODWORTH
                                       --------------------------
                                       Donald A. Bloodworth

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       JOYCE E. GALLEHER
                                       --------------------------
                                       Joyce E. Galleher

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       MICHAEL C. HENDERSON
                                       --------------------------
                                       Michael C. Henderson

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       ROY M. HUHNDORF
                                       --------------------------
                                       Roy M. Huhndorf

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       NOLAN E. KARRAS
                                       --------------------------
                                       Nolan E. Karras

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       PAUL G. LORENZINI
                                       --------------------------
                                       Paul G. Lorenzini

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.

                                       DONALD L. MELLISH
                                       --------------------------
                                       Donald L. Mellish

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       SIDNEY R. SNYDER
                                       --------------------------
                                       Sidney R. Snyder

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.



                                       VERL R. TOPHAM
                                       --------------------------
                                       Verl R. Topham

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.

                                       /s/ NANCY WILGENBUSCH
                                       --------------------------
                                       Nancy Wilgenbusch

                             POWER OF ATTORNEY


          KNOW ALL MEN BY THESE PRESENTS that the undersigned constitutes and appoints Charles E. Robinson, James H. Huesgen and Brian M. Wirkkala, and each of them, the undersigned's true and lawful attorneys and agents, with full power of substitution and resubstitution for the undersigned and in the undersigned's name, place and stead, in any and all capacities, to sign a Registration Statement under The Securities Act of 1933, as amended, prepared in connection with the issuance of not to exceed $200,000,000 aggregate principal amount of Medium-Term Notes, Series C of Pacific Telecom, Inc., and any and all amendments (including post-effective amendments) thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto such attorneys and agents, and each of them, full power and authority to do any and all acts and things necessary or advisable to be done, as fully and to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that such attorneys and agents or any of them, or their or his substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Dated: December 28, 1995.


                                        BRIAN M. WIRKKALA
                                        --------------------------
                                        Brian M. Wirkkala